                                                                  EXHIBIT 10.89

                                ESCROW AGREEMENT

    This Escrow Agreement (this "AGREEMENT") is made and entered into as of July 15, 1996 (the "EFFECTIVE DATE"), by and among McLeod, Inc., a Delaware corporation ("MCLEOD"), certain shareholders and option holders of Ruffalo, Cody & Associates, Inc. who are signatories to this Agreement (the "HOLDERS"), Albert
P. Ruffalo as the representative of the Holders (the "REPRESENTATIVE"), and Norwest Bank N.A. as escrow agent (the "ESCROW AGENT"). The Effective Date of this Agreement shall be the same date as the Effective Date of the Agreement and Plan of Reorganization (as that term is defined below).

                                    RECITALS

        A. The Holders are certain shareholders and certain option holders of Ruffalo Cody & Associates, Inc., an Iowa corporation ("RUFFALO"). Ruffalo, McLeod and the Holders have entered into an Agreement and Plan of Reorganization dated as of July 12, 1996 (the "PLAN"), pursuant to which Ruffalo will be merged with and into McLeod Merging Co., an Iowa corporation that is a wholly-owned subsidiary of McLeod ("MERGECO"), in a statutory merger (the "MERGER"), with Mergeco to be the surviving corporation of the Merger. Capitalized terms used in this Agreement and not otherwise defined herein will have the meanings given to them in the Plan.

        B. Pursuant to the Plan, Fifty thousand Dollars ($50,782) of the amount to be paid to the Holders and 113,387 shares of the McLeod Class A Common stock which are to be issued to the Holders are not to be immediately delivered to the Holders but are to be delivered to Escrow Agent to be held in the escrow created pursuant to this Agreement (the "Escrow") in an escrow account (an "Escrow Account") and will be subject to cancellation and forfeiture under certain conditions as set forth in this Agreement.

The parties agree as follows:

1.      ESTABLISHMENT OF ESCROW.

        1.1 Delivery of Cash, Escrow Shares and Stock Powers. Upon the execution of this Agreement by all parties: (a) McLeod will deliver to the Escrow Agent $50,782 in immediately available funds, and duly authorized and 113,387 executed stock certificates registered in the names of the Holders as reflected on Exhibit A evidencing the Escrow Shares; and (b) the Holders will deliver to the Escrow Agent duly executed Stock Powers and Assignments Separate From Certificate in the form of Exhibit B ("STOCK POWERS"), signed in blank by each of the Holders. The Escrow Agent agrees to accept delivery of the cash (the "ESCROW FUND"), certificates evidencing the Escrow Shares and the Stock Powers and to hold such Escrow Fund, Escrow Shares, the Stock

Powers and all other Escrowed Items (as defined below) in escrow in the Escrow Account pursuant to the terms and conditions of this Agreement. As used herein, the term "ESCROWED ITEMS" means, collectively, the cash and interest earned thereon, the stock certificates and instruments representing all of the Escrow Shares and any Distributions and Secondary Distributions (as such terms are defined below) then in the Escrow Account, the Stock Powers and all other Escrowed Items then in the Escrow Account pursuant to this Agreement.

        1.2 Investment of Escrow Funds. The Escrow Agent agrees to invest such funds, from and after the date of this Agreement unless otherwise directed in a joint writing by McLeod and the Representative, only in (a) short term certificates of deposit of the Escrow Agent, overnight repurchase agreements, United States government securities or securities of agencies in the United States government which are guaranteed by the United States government or (b) money market funds which are invested solely in the types of investments described in clause (a) of this sentence. The Escrow Agent agrees to hold all interest and other distributions or gains derived from such investments are reinvestments, if any (collectively the "INTEREST") in escrow and to distribute the same pursuant to Section 2. The Escrow Agent shall have no liability for any loss resulting from its investments of the Escrow Fund.

        1.3 Dividends, Voting and Rights of Ownership. So long as the Escrow is in effect and the Escrowed Items have not been delivered and released to the Holders or to McLeod as provided in Section 2 hereof, any cash dividends, dividends payable in stock, securities or other property or other distributions of any kind (including without limitation shares of McLeod Common Stock issued in connection with a subdivision or split of McLeod's Common Stock) that are paid, issued or made by McLeod in respect of the Escrow Shares (collectively, the "DISTRIBUTIONS") or in respect of any such Distributions ("SECONDARY DISTRIBUTIONS") will be immediately delivered to the Escrow Agent and will be held in escrow in the Escrow Account on the same terms and conditions as those applied to the Escrow Shares hereunder and the Holders will promptly sign and deliver to the Escrow Agent new Stock Powers or other applicable instruments of transfer for such Distributions and/or Secondary Distributions (duly executed in blank by the Holders) to be held in escrow in the Escrow Account as Escrowed Items pursuant to this Agreement. As used herein, the term "Escrow Shares" shall include all Distributions and Secondary Distributions required to be placed into the Escrow under this Agreement. The Holders will have the right to vote the Escrow Shares deposited in the Escrow Account for their account so long as such Escrow Shares are held in escrow, and McLeod will take all steps necessary to allow the exercise of such rights. While the Escrow Shares remain in the Escrow Agent's possession pursuant to this Agreement, the Holders will (subject to the provisions of Section 1.3 below) retain and be able to exercise all other incidents of ownership of the Escrow Shares that are not inconsistent with the terms and conditions of this Agreement.

        1.4 No Transfer of or Encumbrance on Escrow Shares. No Escrow Shares, Distributions, Secondary Distributions or other Escrowed Items or any beneficial interest therein may be sold, assigned, pledged, encumbered or otherwise transferred (including without limitation by operation of law) by the Holders or any Holder or be taken or reached by any legal or equitable process in satisfaction of any debt or other liability of a Holder (other than such Holder's obligations under this Agreement) prior to the delivery and release to the Holders of the Escrow Shares and other Escrowed Items by the Escrow Agent in accordance with the provisions of Section 2 hereof.

        1.5 Conditions to Release From Escrow; Purpose of Agreement. The parties acknowledge and agree that, pursuant to the terms of Section 2 of the Plan; the Holders are not entitled to receive any of the Escrowed Items out of the Escrow until the dates referenced in Section 2 and only if between the date of this Agreement and the dates referenced in Section 2, Mergeco is entitled to receive an average of at least $450,000 in revenue per month from Sprint Communications Company L.P. ("SPRINT") under the Independent Contractor Sales Agreement between Ruffalo and Sprint entered into in May of 1995 ("CONTRACT"). If the average monthly revenues under the Contract do not equal at least $450,000 then, subject to the provisions of this Agreement, McLeod and the Escrow Agent will immediately be irrevocably and forever released of any obligation to deliver any of the Escrow Funds, Escrow Shares or other Escrowed Items to any of the Holders, the Escrow Fund and Interest, the stock certificate(s) and other instruments representing the Escrow Shares, the Stock Powers and other Escrowed Items will be delivered out of the Escrow to McLeod for cancellation, such stock certificate(s), other instruments and the Escrow Fund and Escrow Shares will be canceled by McLeod in accordance with this Agreement, and the Holders will thereby immediately, irrevocably and forever forfeit any right, title or interest of any kind in or to the Escrow Shares and all other Escrowed Items.

2.      RELEASE OF ESCROWED ITEMS FROM ESCROW.

        2.1  Certain Definitions.

             (a)  First Release Date.   As hereinafter used in this Agreement,
the term "FIRST RELEASE DATE" means six (6) months from the Effective Time.

             (b) Second Release Date. As hereinafter used in this Agreement, the term "SECOND RELEASE DATE" means nine (9) months from the Effective Time.

             (c)  Third Release Date.   As hereinafter used in this Agreement,
the term "THIRD RELEASE DATE" means twelve (12) months from the Effective Time.

             (d) Fourth Release Date. As hereinafter used in this Agreement, the term "FOURTH RELEASE DATE" means fifteen (15) months from the Effective Time.

             (e) Fifth Release Date. As hereinafter used in this Agreement, the term "FIFTH RELEASE DATE" means eighteen (18) months from the Effective Time.

        2.2 Action by Escrow Agent. The cash and Interest in the Escrow Fund, stock certificates representing the Escrow Shares, the Stock Powers and all other Escrowed Items will be held in the Escrow Account by the Escrow Agent until required to be released pursuant to Section 2.3 hereof.

        2.3  Conditions for Release of Escrow Funds and Escrow Shares.

             (a) Release to Holders on First Release Date. On or after the First Release Date, upon receipt by Escrow Agent of a certificate signed by the Representative and an officer of McLeod that the conditions of Section 1.5 have been meet, then Escrow Agent shall promptly release from the Escrow Account the Escrow Fund, all Interest accrued thereon and the shares of stock of McLeod Inc., referenced on Exhibit 2.3(a) from the Escrow Shares, the Stock Powers relating to those shares and any Distributions or Secondary Distributions with respect to those shares to the Holders named on Exhibit 2.3(a).

             (b) Release to Holders on Second Release Date. On or after the Second Release Date, upon receipt by Escrow Agent of a certificate signed by the Representative and an officer of McLeod that the conditions of Section 1.5 have been meet, the Escrow Agent shall promptly release from the Escrow Account the shares of stock of McLeod Inc., referenced on Exhibit 2.3 (b) from the Escrow Shares, the Stock Powers relating to those shares and any Distributions or Secondary Distributions with respect to those shares to the Holders named on
Exhibit 2.3(b).

             (c) Release to Holders on Third Release Date. On or after the Third Release Date, upon receipt by Escrow Agent of a certificate signed by the Representative and an officer of McLeod that the conditions of Section 1.5 have been meet, then Escrow Agent shall promptly release from the Escrow Account the shares of stock of McLeod Inc., referenced on Exhibit 2.3(c) from the Escrow Shares, the Stock Powers relating to those shares and any Distributions or Secondary Distributions with respect to those shares to the Holders named on
Exhibit 2.3(c).

             (d) Release to Holders on Fourth Release Date. On or after the Fourth Release Date, upon receipt by Escrow Agent of a certificate signed by the Representative and an officer of McLeod that the conditions of Section 1.5 have been meet, then Escrow Agent shall promptly release from the Escrow Account the shares of stock of McLeod Inc., referenced on Exhibit 2.3(d) from the Escrow Shares, the Stock Powers relating to those shares and any Distributions or Secondary Distributions with respect to those shares to the Holders named on
Exhibit 2.3(d).

             (e) Release to Holders on Fifth Release Date. On or after the Fifth Release Date, upon receipt by Escrow Agent of a certificate signed by the Representative and an officer of McLeod that the conditions of Section 1.5 have been meet, then Escrow Agent shall promptly release from the Escrow Account the shares of stock of McLeod Inc., referenced on Exhibit 2.3 (e) from the Escrow Shares, the Stock Powers relating to those shares and any Distributions or Secondary Distributions with respect to those shares to the Holders named on
Exhibit 2.3(e).

             (f) Delivery of Escrow Funds. Delivery of Escrow Funds shall be by wire transfer and delivery of Escrow Shares and other Escrowed Items by the Escrow Agent shall be by registered mail or by nationally recognized overnight courier. The Escrow Agent shall not be responsible for obtaining insurance in connection with such delivery.

        2.4 Power to Transfer Escrow Funds, Escrow Shares and Distributions. The Escrow Agent is hereby granted the power to effect any transfer of Escrow Shares, Distributions, Secondary Distributions and other Escrowed Items contemplated by this Agreement.

3. ARBITRATION OF DISPUTES OVER ESCROW RELEASE. In the event that McLeod and Representative cannot agree on whether a certificate is to be delivered on a Release Date, any dispute shall be settled by binding mandatory arbitration conducted in accordance with the provisions of this Section 3, unless McLeod and the Holders independently settle such dispute in a written settlement agreement executed by McLeod and each of the Holders.

        3.1 Arbitration Rules. Any arbitration conducted pursuant to this Agreement shall be held in Linn County, Iowa, and except as herein specifically stated in accordance with the commercial arbitration rules of the American Arbitration Association then in effect ("AAA RULES"). However, in all events, these arbitration provisions shall govern over any conflicting rules which may now or hereafter be contained in the AAA Rules. The arbitration will be heard and decided by a single arbitrator who shall be selected as provided in Section
3.2. Any judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction over the subject matter thereof. The arbitrator shall have the authority to grant any equitable and legal remedies that would be available in any judicial proceeding instituted to resolve the dispute that is the subject of such arbitration.

        3.2 Selection of Arbitrator. The American Arbitration Association will have the authority to select an arbitrator from a list of arbitrators who are attorneys-at-law who practice law; provided that the arbitrator cannot have represented either McLeod or any of the Holders in any previous matter.

        3.3 Decision and Award. The final decision and award of the arbitrator will be furnished to the Escrow Agent, the Holders and McLeod in writing and will constitute a final and conclusive determination of the issue or issues in question, binding upon the Holders and McLeod.

        3.4 Compensation of Arbitrator. Any such arbitration will be conducted before a single arbitrator, selected as provided above, who will be compensated for his or her services at a rate to be determined by the parties or by the American Arbitration Association, but based upon reasonable hourly or daily consulting rates for the arbitrator in the event the parties are not able to agree upon his or her rate of compensation.

        3.5 Payment of Costs. McLeod, on the one hand, and the Holders, on the other hand, will each pay 50% of the initial compensation to be paid to the arbitrator in any such arbitration and 50% of the costs of transcripts and other normal and regular expenses of the arbitration proceedings; provided, however, that the prevailing party in any arbitration will be entitled to an award of its attorneys' fees and costs, and all costs of arbitration, including those provided for above, will be paid by the losing party, and the arbitrator will be authorized to make such determinations.

        3.6 Burden of Proof. For any claim submitted to an arbitration hereunder, the burden of proof will be as it would be if the claim were litigated in a judicial proceeding.

        3.7 Award. Upon the conclusion of any arbitration proceedings hereunder, the arbitrator will render findings of fact and conclusions of law and a written opinion setting forth the basis and reasons for any decision reached and will deliver such documents to each party to this Agreement along with a signed copy of the award.

        3.8 Terms of Arbitration. The arbitrator chosen in accordance with these provisions will not have the power to alter, amend or otherwise affect the terms of these arbitration provisions or the provisions of this Agreement or the Non-Competition Agreement.

        3.9 Exclusive Remedy. Except as specifically otherwise provided in this Agreement, arbitration will be the sole and exclusive remedy of the parties for any dispute arising over the release of Escrowed Items from the Escrow Account hereunder.

4.      LIMITATION OF ESCROW AGENT'S RESPONSIBILITY.

        (a) Limitation of Responsibility. The Escrow Agent's duties are limited to those set forth in this Agreement, and the Escrow Agent, acting as such under this

Agreement, is not charged with knowledge of or any duties or responsibilities under any other document or agreement, including without limitation the Plan or the Non-Competition Agreement. The Escrow Agent may execute any of its powers or hereunder and exercise any rights hereunder either directly or by or response through its agents or attorneys. Nothing in this Escrow Agreement will be deemed to impose upon the Escrow Agent any duty to qualify to do business or to act as a fiduciary or otherwise in any jurisdiction. The Escrow Agent will not be responsible for, and will not be under a duty to examine into or pass upon, the validity, binding effect, execution or sufficiency of this Escrow Agreement or of any agreement amendatory or supplemental hereto.

        (b) Limitation of Liability. The Escrow Agent will incur no liability with respect to any action taken, not taken or suffered by it in reliance upon any notice, direction, instruction, consent, statement or other document believed by it to be genuine and duly authorized, nor for any other action or inaction, except its own willful misconduct or gross negligence. In all questions arising under this Agreement, the Escrow Agent may rely on the advice of counsel, and for anything done, omitted or suffered in good faith by the Escrow Agent based on such advice, the Escrow Agent will not be liable to anyone. The Escrow Agent will not be required to take any action hereunder involving any expense unless the payment of such expense is made or provided for in a manner satisfactory to it. The Escrow Agent will not be liable for any action taken or omitted to be taken by it in good faith unless a court of competent jurisdiction determines that the Escrow Agent's willful misconduct or gross negligence was the primary cause of any loss to McLeod or any Holder. The Escrow Agent makes no representation or warranty with respect to and is not responsible for the validity of the Escrow Shares or of any option rights that may be issued with respect to any Escrow Shares. The Escrow Agent is not responsible for the receipt of any dividend or other distribution on behalf of any Holder or for the voting of or exercise of any other rights with respect to the Escrow Shares. The Escrow Agent will have no duty to solicit any Escrow Shares or any Distributions. The Escrow Agent will have no obligation with respect to the Escrow Shares other than either to withhold release of Escrow Shares from Holders or to release Escrow Shares to McLeod for cancellation, as appropriate, to the extent expressly provided in this Agreement.

        (c) Indemnity. McLeod and each of the Holders (each an "INDEMNIFYING PARTY" and together the "INDEMNIFYING PARTIES"), each hereby jointly and severally covenants and agrees to reimburse, indemnify and hold harmless the Escrow Agent and its employees and agents from and against any loss, damage, liability or loss suffered, incurred by or asserted against the Escrow Agent (including amounts paid in settlement of any action, suit, proceeding, or claim brought or threatened to be brought and including reasonable expenses of legal counsel) arising out of, in connection with or based upon any act or omission by the Escrow Agent relating in any way to this Agreement or the Escrow Agent's services hereunder. This indemnity will not apply to gross negligence or willful misconduct on the Escrow Agent's part. Anything in this Agreement to the contrary notwithstanding, in no event will the Escrow Agent be liable for special, indirect or consequential damage or loss of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

        (d) Participation in Defense of the Escrow Agent. Each Indemnifying Party may participate at its own expense in the defense of any claim or action that may be asserted against the Escrow Agent, and if the Indemnifying Parties so elect, the Indemnifying Parties may assume the defense of such claim or action; provided, however, that if there exists a conflict of interest that would make it inappropriate for the same counsel to represent both the Escrow Agent and the Indemnifying Parties, the Escrow Agent's retention of separate counsel will be reimbursable as herein above provided. The Escrow Agent's right to indemnification hereunder will survive the Escrow Agent's resignation or removal as escrow agent hereunder and will survive the termination of this Agreement by lapse of time or otherwise.

        (e) Notice of Claims against Escrow Agent. The Escrow Agent will notify each Indemnifying Party by letter, or by telephone or telecopy confirmed by letter, of any receipt by the Escrow Agent of a written assertion of a claim against the Escrow Agent, or any action commenced against the Escrow Agent, within ten (10) business days after the Escrow Agent's receipt of written notice of such claim. However, the Escrow Agent's failure to so notify each Indemnifying Party will not operate in any manner whatsoever to relieve an Indemnifying Party from any liability that it may have otherwise than on account of this Section 4.

5. SUCCESSOR ESCROW AGENT. In the event the Escrow Agent becomes unavailable or unwilling to continue in its capacity herewith, the Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving notice of its resignation to McLeod and the Representative, specifying a date not less than ten (10) days following such notice date of when such resignation will take effect. McLeod will designate a successor Escrow Agent prior to the expiration of such ten (10) day period by giving written notice to the Escrow Agent and the Representative. McLeod may appoint a successor Escrow Agent without the consent of the Holders or the Representative so long as such successor is a bank with assets of at least $50 million, and may appoint any other successor Escrow Agent with the consent of the Representative, which will not be unreasonably withheld. The Escrow Agent will promptly transfer the Escrow Shares to such designated successor. If no successor is appointed, Escrow Agent may apply to a court of competent jurisdiction for such appointment.

6. HOLDERS' REPRESENTATIVE. For purposes of this Agreement, the Holders have consented to the appointment of the Representative as representative of the Holders and as the attorney-in-fact for and on behalf of each Holder, and, subject to the express limitations set forth below, the taking by the Representative of any and all actions and the making of any decisions required or permitted to be taken by him under this Agreement, including but not limited to the exercise of the power to authorize delivery to McLeod of the Escrow Shares and take all actions necessary in the judgment of the Representative for the accomplishment of the foregoing and all of the other terms, conditions and limitations of this Agreement. The Representative will have unlimited authority and power to act on behalf of each Holder with respect to this Agreement and the disposition, settlement or other handling of all claims, rights or obligations arising under this Agreement so long as all Holders are treated in the same manner. The Holders will be bound by all actions taken by the Representative in connection with this Agreement, and McLeod will be entitled to rely on any action or decision of the Representative. In performing his functions hereunder, the Representative will not be liable to the Holders in the absence of negligence or willful misconduct. The Representative may resign from such position, effective upon a new representative being appointed in writing by Holders who beneficially own a majority of the Escrow Shares.

7.      EXPENSES.

        (a) Escrow Agent. All fees and expenses of the Escrow Agent incurred in the ordinary course of performing its responsibilities hereunder will be paid by McLeod upon receipt of a written invoice by the Escrow Agent. Any extraordinary fees and expenses, including without limitation any fees or expenses incurred by the Escrow Agent in connection with a dispute over the distribution of Escrow Shares, will be paid by McLeod.

        (b) Representatives. The Representative will not be entitled to receive any compensation from McCleod or the Holders in connection with this Agreement.

8. NOTICES. All notices, instructions and other communications required or permitted to be given hereunder or necessary or convenient in connection herewith must be in writing and will be deemed given (1) when personally delivered or when delivered by telex or facsimile (to the telex or facsimile number of the person to whom the notice is given), (1i) the first business day following the date of deposit with an overnight courier service or (i11) on the earlier of actual receipt or the third business day following the date on which the notice is deposited in the United States mail, by first class certified or registered mail, postage prepaid, addressed as follows:

        If to the Escrow Agent          Norwest Bank, N.A.
                                        101 3rd Avenue SW
                                        Cedar Rapids, Iowa 52404
                                        Attn:
                                        Telecopier:

        If to McLeod:                   McLeod, Inc.
                                        221 3rd Avenue SE
                                        Suite 500
                                        Cedar Rapids, Iowa 52401
                                        Attn:
                                        Telecopier: 319-298-7008

        If to the Representative:       Al Ruffalo
                                        Ruffalo Cody & Associates, Inc.
                                        421 4th Avenue SE
                                        Cedar Rapids, Iowa 52401
                                        Telecopier:


or to such other address as McLeod, the Representative or the Escrow Agent, as the case may be, designates in a notice given to each of the other parties hereto in the manner provide herein.

9.      GENERAL.

        (a) Governing Law, Assigns. This Agreement will be governed by and construed in accordance with the internal laws of the State of Iowa without regard to conflict-of-law principles and will be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

        (b) Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

        (c) Entire Agreement. Except as otherwise set forth in the Plan, this Agreement (together with the Non-Competition Agreement) constitutes the entire understanding and agreement of the parties with respect to the subject matter of this Agreement and supersedes all prior agreements or understandings, written or oral, between the parties with respect to the subject matter hereof.

        (d) Waivers. No waiver by any party hereto of any condition or of any breach of any provision of this Agreement will be effective unless in writing. No waiver by any party of any such condition or breach, in any one instance, will be deemed to be a further or continuing waiver of any such condition or breach or a waiver of any other condition or breach of any other provision contained herein.

        (e) Amendment. This Agreement may be amended by the written agreement of McLeod, the Escrow Agent and the Holders, provided that, if the Escrow Agent does not agree to an amendment agreed upon by McLeod and the Holders, the Escrow Agent will resign (which resignation shall be effective immediately and, in any event, prior to the effective date of the amendment) and McLeod will appoint a successor Escrow Agent in accordance with Section 5 above. No such amendment may treat any one Holder differently from the other Holders unless consented to in writing by Holders having beneficial ownership in a majority of the outstanding Escrow Shares, including the consent of any Holder who is to be treated differently.

        (f) Miscellaneous. Escrow Agent may execute any of its powers or responsibilities hereunder and exercise any rights hereunder either directly or by or through its agents or attorneys. Nothing in this Escrow Agreement shall be deemed to impose upon Escrow Agent any duty to qualify to do business or act as a fiduciary or otherwise in any jurisdiction other than the State of Iowa. Escrow Agent shall not be responsible for and shall not be under a duty to examine into or pass upon the validity, binding effect, execution or sufficiency of this Escrow Agreement or of any agreement amendatory or supplemental hereto.

        (g) Counterparts. This Agreement may be executed in counterparts, all of which shall together constitute one instrument.

        IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.


MCLEOD                                  ESCROW AGENT

MCLEOD, INC.                            NORWEST BANK N.A.



BY: /s/ CLARK MCLEOD                    BY: /s/ GREG NEUMEYER
   ---------------------                   -----------------------

TITLE:                                  TITLE: Sr. Trust Officer
      ------------------                      --------------------

THE HOLDERS
                                        ALLSOP VENTURE PARTNERS III,
                                        L.P.
                                        BY: Mark Venture Partners, L.P.
                                            General Partner


  /s/ ALBERT P. RUFFALO                 BY: /s/ PAUL D. RHINES
-------------------------------            -----------------------------
      Albert P. Ruffalo                    Paul D. Rhines, General Partner


 /s/ JOSEPH P. CUNNINGHAM                   /s/ LAURA L. DEMENT
-------------------------------            -----------------------------
     Joseph P. Cunningham                       Laura L. Dement



 /s/ RANDY A. SNYDER                        /s/ BRIAN P. DONNELLY
-------------------------------           ------------------------------
     Randy A. Snyder                            Brian P. Donnelly



 /s/ CLARK E. MCLEOD                       /s/ MARY E. MCLEOD
-------------------------------           ------------------------------
     Clark E. McLeod                           Mary E. McLeod


 /s/ ERIC HENDER                           /s/ JULIE HENDER
-------------------------------           ------------------------------
     Eric Hender                               Julie Hender


RUFFALO, CODY & ASSOCIATES, INC.
401(k) and Profit Sharing Plan



BY: /s/ ALBERT P. RUFFALO
   ----------------------------
    Albert P. Ruffalo, Trustee

BY: /s/ JOSEPH P. CUNNINGHAM
   ----------------------------
   Joseph P. Cunningham, Trustee

EXHIBIT A




                                                             MCLEOD
NAME OF RCAI SHAREHOLDERS:                                # OF SHARES
----------------------------------------------------------------------
ALLSOP VENTURE PARTNERS III                                  29,171
ALBERT P. RUFFALO                                            27,456
JOSEPH P. CUNNINGHAM                                         14,260
LAURA L. DEMENT                                              14,316
RANDY A. SNYDER                                               7,228
BRIAN P. DONNELLY                                             7,228
CLARK E. MCLEOD                                               5,792
MARY E. MCLEOD                                                5,792
ERIC HENDER                                                   1,072
JULIE HENDER                                                  1,072
ART CHRISTOFFERSEN                                                0
ESOP SHARES                                                       0
                                                            -------
                                                            113,387
                                                            -------

EXHIBIT 2.3(A)

AT SIX MONTHS


                                                             MCLEOD
NAME OF SHAREHOLDERS:                       CASH          # OF SHARES
----------------------------------------------------------------------
ALLSOP VENTURE PARTNERS III                     0            29,171
ALBERT P. RUFFALO                               0                 0
JOSEPH P. CUNNINGHAM                            0                 0
LAURA L. DEMENT                                 0                 0
RANDY A. SNYDER                                 0                 0
BRIAN P. DONNELLY                               0                 0
CLARK E. MCLEOD                                 0                 0
MARY E. MCLEOD                                  0             5,792
ERIC HENDER                                     0             1,072
JULIE HENDER                                    0             1,072
ART CHRISTOFFERSEN                              0                 0
MIKE SEPULVEDA                                  0                 0
DUANE JASPER                                    0                 0
JIM BARNES                                      0                 0
SALLY SIMMONS                                   0                 0
ESOP SHARES                                50,782                 0
                                           ------            ------
  TOTALS                                   50,782            37,107
                                           ------            ------

EXHIBIT 2.3(B)




AT NINE MONTHS

                                                             MCLEOD
NAME OF SHAREHOLDERS:                                     # OF SHARES
----------------------------------------------------------------------
ALLSOP VENTURE PARTNERS III                                       0
ALBERT P. RUFFALO                                             6,864
JOSEPH P. CUNNINGHAM                                          3,565
LAURA L. DEMENT                                               3,579
RANDY A. SNYDER                                               1,807
BRIAN P. DONNELLY                                             1,807
CLARK E. MCLEOD                                               1,448
MARY E. MCLEOD                                                    0
ERIC HENDER                                                       0
JULIE HENDER                                                      0
ART CHRISTOFFERSEN                                                0
ESOP SHARES                                                       0
                                                            -------
                                                             19,070
                                                            -------

EXHIBIT 2.3(C)




AT TWELVE MONTHS

                                                             MCLEOD
NAME OF SHAREHOLDERS:                                     # OF SHARES
----------------------------------------------------------------------
ALLSOP VENTURE PARTNERS III                                       0
ALBERT P. RUFFALO                                             6,864
JOSEPH P. CUNNINGHAM                                          3,565
LAURA L. DEMENT                                               3,579
RANDY A. SNYDER                                               1,807
BRIAN P. DONNELLY                                             1,807
CLARK E. MCLEOD                                               1,448
MARY E. MCLEOD                                                    0
ERIC HENDER                                                       0
JULIE HENDER                                                      0
ART CHRISTOFFERSEN                                                0
ESOP SHARES                                                       0
                                                            -------
                                                             19,070
                                                            -------

EXHIBIT 2.3(D)




AT FIFTEEN MONTHS

                                                             MCLEOD
NAME OF SHAREHOLDERS:                                     # OF SHARES
----------------------------------------------------------------------
ALLSOP VENTURE PARTNERS III                                       0
ALBERT P. RUFFALO                                             6,864
JOSEPH P. CUNNINGHAM                                          3,585
LAURA L. DEMENT                                               3,579
RANDY A. SNYDER                                               1,807
BRIAN P. DONNELLY                                             1,807
CLARK E. MCLEOD                                               1,448
MARY E. MCLEOD                                                    0
ERIC HENDER                                                       0
JULIE HENDER                                                      0
ART CHRISTOFFERSEN                                                0
ESOP SHARES                                                       0
                                                            -------
                                                             19,070
                                                            -------

EXHIBIT 2.3(E)




AT EIGHTEEN MONTHS

                                                             MCLEOD
NAME OF SHAREHOLDERS:                                     # OF SHARES
----------------------------------------------------------------------
ALLSOP VENTURE PARTNERS III                                       0
ALBERT P. RUFFALO                                             6,864
JOSEPH P. CUNNINGHAM                                          3,585
LAURA L. DEMENT                                               3,579
RANDY A. SNYDER                                               1,807
BRIAN P. DONNELLY                                             1,807
CLARK E. MCLEOD                                               1,448
MARY E. MCLEOD                                                    0
ERIC HENDER                                                       0
JULIE HENDER                                                      0
ART CHRISTOFFERSEN                                                0
ESOP SHARES                                                       0
                                                            -------
                                                             19,070
                                                            -------